SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549


                                     FORM 8-K

                                  CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report:     (Date of earliest event reported): June 3, 1996


                          Presidential Life Corporation
               (Exact name of registrant as specified in its charter)


    Delaware                      0-5486                  13-2652144
(State or other jurisdiction     (Commission           (I.R.S. Employer
of incorporation)                File Number)          Identification No.)


 69 Lydecker Street, Nyack, New York                 10960
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:         (914) 358-2300


                         (Former name or former address,
                           if change since last report)




Item 5.   Other Events.

     Presidential Life Corporation announced that the Board of Directors authorized a buy back program of up to 1,000,000 shares of its stock, from time to time. The repurchase program represents approximately 3% of the 33,211,000 shares currently outstanding.

     A copy of the press release made by Presidential Life Corporation making the announcement is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          (a)  Financial Statements of Business Acquired
               None.
          (b)  Pro Forma Financial Information
               None.
          (c)  Exhibits
               99.1 Press Release



                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:    June 3, 1996             PRESIDENTIAL LIFE CORPORATION


                                   By:     /s/ Herbert Kurz
                                   Name:   Herbert Kurz
                                   Title:  Principal Executive Officer
                                             and Director



                                INDEX OF EXHIBITS
Exhibit
Number                   Description of Documents           Page

99.1                     Press Release                      5




                              FOR IMMEDIATE RELEASE


For Information Contact:
Herbert Kurz, President
Presidential Life Corporation
(914) 358-2300 - Ext. 200


     Herbert Kurz, President of Presidential Life Corporation announced that the Board of Directors authorized a buy back program of up to 1,000,000 shares of its stock, from time to time. The repurchase program represents approximately 3% of the 33,211,000 shares currently outstanding.